Exhibit 32.2

CERTIFICATION OF INTERIM CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. § 1350, AS
ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Tate, the chief financial officer of Marvell Technology Group Ltd. (the “Company”), certify for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge,

(i)           the Annual Report of the Company on Form 10-K for the fiscal year ended January 27, 2007 filed on July 2, 2007, as amended by the Form 10-K/A Amendment No. 1 to which this Certification is attached as Exhibit 32.2 (the “Report”), fully complies with the requirements of section 13(a) and section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MICHAEL TATE
Michael Tate
Interim Chief Financial Officer

Date: July 13, 2007